SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 17, 2006
Date of Report (Date of earliest event reported)

JUPITER Global Holdings, Corp.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27233	98-0204736
(Commission File Number)	(IRS Employer Identification No.)

62 West 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada V5Y 1M7
(address of principal executive offices) (Zip Code)

(604) 682-6541
(Registrants telephone number, including area code)

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On March 17, 2006, the Registrant filed its Form 8-K pursuant to the requirements of Item 4.01 of Form 8-K. The disclosure contained in the Registrant’s initial Form 8-K is hereby supplemented by the Registrant’s additional disclosure that on March 16, 2006, the Registrant dismissed Morgan & Company, as its independent registered public accounting firm. As a result, the Registrant’s Board of Directors recommended and approved a change of its auditing firm.

The Registrant received a copy of the letter that Morgan & Company sent to the United States Securities and Exchange Commission ("Commission") dated March 28, 2006 as a supplement to its letter of March 16, 2006, which addresses the above-referenced amended disclosure. A copy of the Morgan & Company's supplemental letter is attached as Exhibit 16.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number   Description
16.0            Supplemental Letter from Morgan & Company dated March 28, 2006 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER Global Holdings, Corp.

Date: March 28, 2006	By:	/s/ Ray Hawkins
Ray Hawkins
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number   Description
16.0            Supplemental Letter from Morgan & Company dated March 28, 2006 regarding change in certifying accountant.